UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2007

Bank of Marin Bancorp
(Exact name of Registrant as specified in its charter)

California	001-33572	20-8859754
(State or other jurisdiction of incorporation)	(File number)	(I.R.S. Employer Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA	94947
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 927-2265

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8	OTHER EVENTS

Item 8.01	Other Events

On November 28, 2007, Bank of Marin Bancorp Board of Directors approved the repurchase of up to $5.0 million of shares of common stock. A copy of the press release is included as Exhibit 99.1.

Section 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

99.1	Press Release dated November 28, 2007.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, Bank of Marin Bancorp has duly caused this Notification to be signed on its behalf by the undersigned thereunto duly authorized.

Bank of Marin Bancorp

Dated:	November 28, 2007	by: /s/ Russell A. Colombo
Russell A. Colombo
President
and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99.1	Press Release dated November 28, 2007	1